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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 27, 1997
                                                -------------------



                              COMMERCIAL CREDIT COMPANY
        ---------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


        Delaware                 1-6594                 52-0883351
    ----------------         ---------------          ---------------
    (State or other           (Commission             (IRS Employer
    jurisdiction of           File Number)            Identification No.)
    incorporation)


               300 Saint Paul Place, Baltimore, Maryland      21202
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               (Address of principal executive offices)     (Zip Code)


                                    (410) 332-3000
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                 (Registrant's telephone number, including area code)



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                             COMMERCIAL CREDIT COMPANY
                             Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


    Exhibits:

    EXHIBIT NO.         DESCRIPTION
    -----------         -----------

            1.01 Terms Agreement, dated June 27, 1997, between the Company and Smith Barney Inc., as Underwriter, relating to the offer and sale of the Company's 15% Notes July 10, 1998.

            4.01        Form of Note for the Company's 15% Notes due July 10,
                        1998.











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                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  July 1, 1997                   COMMERCIAL CREDIT COMPANY



                                  By   /s/ Firoz B. Tarapore
                                    ---------------------------------
                                      Firoz B. Tarapore
                                      Vice President and
                                      Assistant Treasurer









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